THIS 10% SECURED CONVERTIBLE NOTE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES"), HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES COMMISSION OF ANY STATE UNDER APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE ISSUER WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE.


                  HAWAIIAN NATURAL WATER COMPANY, INC.

                     10% Secured Convertible Note

                        Due September 30, 2001

$500,000.00                                              June 21, 2001

     FOR VALUE RECEIVED, Hawaiian Natural Water Company, Inc., a Hawaiian corporation (the "Corporation"), promises to pay to the order of AMCON Distributing Company, a Delaware corporation (the "Holder"), the principal sum of Five Hundred Thousand and NO/100 Dollars ($500,000.00), on September 30, 2001 (the "Maturity Date"), together with interest in the amount and manner hereafter provided.

     IT IS FURTHER AGREED THAT:

     1. Interest. The Corporation promises to pay interest on the principal amount of this 10% Secured Convertible Note (the "Note") at the rate per annum of ten percent (10%), compounded quarterly. Interest will be computed on the basis of a three hundred sixty (360) day year of twelve (12), thirty (30) day months. Interest will be paid quarterly on January 1, April 1, July 1, and October 1 of each year and at maturity, with the first such interest payment to be made on July 1, 2001.

     2. Method of Payment. Except with respect to the rights of conversion provided herein, and subject to Section 3 hereof, the Corporation will pay principal and interest by wire transfer of immediately-available money of the United States, or other form of payment of immediately available money of the United States as the Holder may direct the Corporation, that at the time of payment is legal tender for payment of public and private debts. Information for making the wire transfers will be provided in writing by the Holder to the Corporation. If any payment hereunder becomes due and payable on a day other than a business day, the due date thereof shall be extended to the next business day and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension.

     3. Right to Prepay. The Corporation shall have the right to prepay all or any part of the Note; provided, however, that (i) the Corporation must give written notice to the Holder of its intention to make any such prepayment not less than five (5) and not more than ten
(10) business days in advance of such prepayment, which notice must include a representation that the funds to effect the prepayment are legally available for that purpose and that representation must be supported by evidence reasonably satisfactory to the Holder that such funds will be provided to the Corporation at the time specified in the notice for prepayment, and (ii) during the period following that notice and prior to the actual prepayment, the Holder shall be entitled to exercise the conversion privilege set forth in Section 4(a) hereof, if the right to convert specified therein is available by its terms, or Section 4(b) hereof.

     4.   Right to Convert.

          (a) At any time before the close of business on the Maturity Date but after the earlier of (A) termination of the Fourth Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 21, 2001, among the Corporation, the Holder and AMCON Merger Sub, Inc. ("Merger Sub") or (B) the occurrence of an Event of Default, the Holder may convert the outstanding principal balance and unpaid accrued interest of this Note into fully paid and non-assessable shares of Series C Convertible Preferred Stock, par value $1.00 per share, of the Corporation (the "Preferred Stock"). The price at which shares of Preferred Stock shall be delivered upon conversion (herein called the "Preferred Conversion Price") shall be $1.00 per share of Preferred Stock.

          (b) At any time before the close of business on the Maturity Date, the Holder may convert the outstanding principal balance and unpaid accrued interest of this Note into fully paid and non-assessable shares of common stock of the Corporation (the "Common Stock"). The price at which shares of Common Stock shall be delivered upon conversion shall be $0.40 per share; provided, however, that if the Corporation shall at any time increase or decrease the number of its outstanding shares of Common Stock or change in any way the rights and privileges of such shares by means of the payment of a stock dividend or any other distribution upon such shares payable in Common Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Common Stock, then the price at which shares shall be delivered upon conversion shall be proportionately increased or decreased, as the case may be, to avoid dilution of the number and kind of shares to which the Noteholder is fairly entitled upon conversion of the Note.

          (c) This Note may be converted in whole, but not in part, into Preferred Stock or Common Stock or a combination thereof (referred to collectively as the "Conversion Shares") based on the terms set forth in subsections (a) and (b) of this Section 4, as the case may be.
     5. Mechanics of Conversion. If the Holder desires to exercise such right of conversion, such Holder shall give written notice to the Corporation in the form attached to this Note as Exhibit A (the "Conversion Notice") of that Holder's election to convert a stated whole dollar amount of outstanding principal balance and unpaid accrued interest of the Note into shares of Preferred Stock, and/or Common Stock, as the case may be, and surrender to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for such purpose, this Note. The Conversion Notice shall also contain a statement of the name or names (with addresses) in which the certificate or certificates for Preferred Stock and/or Common Stock, as the case may be, shall be issued. Notwithstanding the foregoing, the Corporation shall not be required to issue any certificates to any person other than the Holder thereof unless the Corporation has obtained reasonable assurance that such transaction is exempt from the registration requirements of, or is covered by an effective registration statement under, the Securities Act of 1933, as amended (the "Act"), and all applicable state securities laws, including, if necessary in the reasonable judgment of the Corporation or its legal counsel, receipt of an opinion to such effect from counsel reasonably satisfactory to the Corporation. In no event would such opinion be required if the shares of Preferred Stock and/or Common Stock, as the case may be, could, upon conversion, be resold pursuant to Rule 144 or Rule 144A under the Act. As promptly as practicable, and in any event within two business days, after the receipt of the Conversion Notice (the "Date of Conversion") and the surrender of the certificate or certificates representing the Conversion Shares, the Corporation shall issue and deliver, or cause to be delivered, to the Holder or his nominee or nominees, a certificate or certificates for the number of shares of Preferred Stock and/or Common Stock, as the case may be, issuable upon the conversion of this Note. Such conversion shall be deemed to have been effected as of the close of business on the Date of Conversion and the replacement Note, and the person or persons entitled to receive the shares of Preferred Stock and/or Common Stock, as the case may be, issuable upon conversion shall be treated for all purposes as the holder or holders of record of such shares of Preferred Stock and/or Common Stock, as the case may be, as of the close of business on such date.

     6. Fractions of Share. The Corporation shall not be required to issue fractions of a share or scrip representing fractional shares of Preferred Stock and/or Common Stock, as the case may be, upon the exercise of any conversion right hereunder. If any fraction of a share of Preferred Stock and/or Common Stock, as the case may be, would, except for the provisions of this Section 6, be issuable upon any conversion exercise, the Corporation shall pay a cash adjustment in respect of such fraction, equal to the value of such fraction based on the Conversion Price per share of Preferred Stock.

     7. Security. The obligations herein are secured by the security interest granted pursuant to that certain Second Amended and Restated 10% Convertible Note in the principal sum of $350,000.00 payable by the Corporation to Holder due on September 30, 2001 (and as such note may be further amended and/or restated).

     8. Corporation Covenants. The Corporation represents, warrants, covenants and agrees that:

          (a) Any shares of Preferred Stock and/or Common Stock, as the case may be, delivered upon conversion of this Note shall, at the time of delivery of the certificates for such shares of Preferred Stock or Common Stock, be validly issued and outstanding and fully-paid and non-assessable shares of Preferred Stock or Common Stock free from taxes, liens and charges with respect to their purchase. Without limiting the generality of the foregoing, the Corporation covenants and agrees to take any necessary actions to assure that the par value per share of the Preferred Stock is at all times equal to or less than the then current Conversion Price per share for the Preferred Stock issuable pursuant to this Note. The Corporation further covenants and agrees that it will pay when due and payable any and all federal and state original issue stock taxes, if any, which may be payable in respect of the issue of the shares of Preferred Stock or Common Stock upon the conversion of this Note or a part hereof. Except for an amendment required pursuant to the foregoing sentence, the Certificate of Designation, Preferences and Rights of the Preferred Stock shall not be amended without the prior written consent of the Holder.

          (b) The Corporation shall at all times reserve and keep available a number of its authorized but unissued shares of Preferred Stock and Common Stock which will be sufficient to permit the full exercise of this Note. If at any time the number of authorized but unissued shares of Preferred Stock or Common Stock is not sufficient for this purpose, the Corporation shall take such corporate actions as may be necessary to increase its authorized but unissued shares of Preferred Stock and/or Common Stock, as the case may be, to a number of shares sufficient for such purpose.

          (c) (i)The Corporation is duly organized as a corporation under the laws of the State of Hawaii, it is authorized to transact business in all jurisdictions where the conduct of its business requires it to be qualified, and it is duly authorized to execute, deliver and perform under this Note without the necessity of obtaining any consents or approvals of, or the taking of any other action with respect to, any governmental agency or third party; and

               (ii)The financial statements submitted to Holder fairly present the financial condition of the Corporation as of the date of this Note knowing that Holder has relied thereon in granting the Loan, there have been no material adverse changes in the financial condition of the Corporation since the date of said financial statements, the Corporation has no material obligations, financial or otherwise, not disclosed to Holder, and at the present time there are no material, unrealized or anticipated losses from any present commitment of the Corporation.

          (d) The Corporation shall give written notice to the Holder at least 10 days prior to establishing a record date to determine the stockholders of record entitled to vote on the merger contemplated by the Merger Agreement in order to permit the Holder to exercise the right to convert this Note and vote upon such merger and to receive merger consideration pursuant to such merger.

     9. Rights of Holder. The Holder of this Note shall not be entitled to vote or receive dividends or be deemed the Holder of Preferred Stock or Common Stock of the Corporation for any purpose, nor shall anything contained in this Note be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon a merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the right to convert this Note shall have been exercised and the Preferred Stock or Common Stock purchasable upon the exercise hereof shall have become deliverable.

     10. Rights Upon Exercise. Irrespective of the date Preferred Stock or Common Stock is issued and of delivery of certificates for any shares issuable upon the exercise of the conversion privilege under this Note, each person in whose name any such certificate is issued shall for all purposes be deemed to have become the holder of record of the shares represented thereby on the Date of Conversion.

     11. Investment Representation; Transfer. The Holder hereby represents and warrants to the Corporation that it has purchased this Note and will purchase shares of the Preferred Stock and/or Common Stock, as the case may be, of the Corporation issuable upon conversion hereof for investment purposes only and not with a view to the distribution thereof. The Holder acknowledges that it has been advised by the Corporation that neither this Note nor the Conversion Shares has been registered under the Securities Act of 1933 or any state securities law for the reason that no distribution or public offering of this Note or the Conversion Shares is to be effected.

     12. Dissolution. In case any voluntary or involuntary dissolution, liquidation or winding up of the Corporation shall at any time be proposed, the Corporation shall give at least sixty-two (62) days' prior written notice thereof to the Holder stating the date on which such event is to take place and the date (which shall be at least sixty-two (62) days after the giving of such notice) as of which the holders of Preferred Stock or Common Stock of record shall be entitled to exchange their Preferred Stock or Common Stock for securities or other property deliverable upon such dissolution, liquidation or winding up.

     13. Default. Any one or more of the following shall be events of default under this Note ("Events of Default"):

          (a) Default shall be made: (i) in the payment of the principal or interest under this Note when due; or (ii) in due observance or performance of any other agreement contained in this Note, which is not remedied within fifteen (15) days after notice to the Corporation;

          (b) Any warranty, representation or agreement made or furnished to the Holder by or on behalf of the Corporation in the Merger Agreement proves to have been false in any material respect when made or furnished; or

          (c) The insolvency of the Corporation, the making of a general assignment for the benefit of creditors, or the filing of any voluntary or involuntary petition or commencement of any proceeding by or against the Corporation under any bankruptcy or insolvency laws.

Upon the occurrence of one or more Events of Default and at any time thereafter, the Holder may, by notice in writing to the Corporation, declare the entire outstanding principal amount of the Note to be, and such entire principal amount of the Note shall thereupon become forthwith, due and payable in full together with interest accrued thereon, anything in this Note to the contrary notwithstanding. Upon the occurrence of one or more Events of Default, the Corporation agrees to pay out-of-pocket expenses, including reasonable attorneys' fees and legal expenses, whether or not suit is commenced, incurred by the Holder. If an Event of Default shall have occurred and has not been cured by the Corporation within 90 days after the occurrence thereof, then thereafter this Note shall accrue interest at the rate per annum of eighteen percent (18%), compounded quarterly and computed in accordance with Section 1 of this Note.

     14. Notice. All notices and other communications from the Corporation to the Holder shall be mailed by first class registered mail, postage prepaid, to the principal business address of the Holder or other address furnished to the Corporation in writing by the Holder. All notices and other communications from the Holder to the Corporation shall be mailed by first class registered mail, postage prepaid, to the principal business address of the Corporation or other address furnished to the Holder in writing by the Corporation. All notices and other communications delivered in the manner set forth above shall be deemed delivered two (2) days after the date mailed.

     15. Governing Law; Certain Waivers. This Note, without regard to the place of execution, delivery or payment, shall be construed and enforced according to and governed by the laws of the State of Delaware. The Corporation waives presentment and demand for payment, notice of dishonor, protest and notice of protest.

     16. Severability. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

                            HAWAIIAN NATURAL WATER COMPANY, INC.


                            By: /s/ Marcus Bender
                               --------------------------------
                               Name:    Marcus Bender
                               Title:   President




                              EXHIBIT A
                             -----------

                          CONVERSION NOTICE
                         -------------------

      (To be executed by the Holder in order to Convert the Note)


TO:  HAWAIIAN NATURAL WATER COMPANY, INC.


     The undersigned hereby irrevocably elects to convert $-------------- of the principal amount of, and $------------ of any accrued but unpaid interest on, the above Second Amended and Restated 10% Secured Convertible Note into (i)----------------shares of Series C Preferred Stock, par value $1.00 per share, of Hawaiian Natural Water Company, Inc. (the "Company"), and (ii)-------------- shares of Common Stock of the Company, in each case according to the conditions stated in such Note, as of the Conversion Date written below.

          Conversion Date:
                          ------------------------------------
          Applicable Conversion Price:
                                      ------------------------

          Signature:
                    ------------------------------------------
          Name:
               -----------------------------------------------
          Address:
                  --------------------------------------------

                  --------------------------------------------